BASIS OF PRESENTATION AND LIQUIDITY (Tables)	9 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Schedule of Quarterly Financial Information [Table Text Block]
As of the Current Balance Sheet Date, the Company had the following:

Cash reserves (“Cash Reserves”)	$1.1 million
Working capital deficit (“Working Capital Deficit”)	$8.6 million
Losses from operations for the Current Quarter	$1.2 million
Other income for the Current Quarter	$0.2 million
Net loss for the Current Quarter	$1.1 million
NJEDA Bonds Payable (“Current Bond Liability”)	$3.4 million

Equity Method Investments [Table Text Block]
Shares issued pursuant to the LPC Purchase Agreement are summarized as follows:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
Initial commitment shares issued	—	—	2,929,115	—
Additional commitment shares issued	471,590	—	1,028,124	—
Purchased shares issued	13,774,792	—	39,630,813	—
Proceeds from purchased shares	$1,610,000	—	$3,510,000	$—